Tortoise North American Energy Corp.

TYN
LISTED
NYSE

Yield

Growth

Quality

2009 1st Quarter Report

February 28, 2009

…Steady Wins®

Company at a Glance

Tortoise North American Energy Corp. is a non-diversified closed-end investment company focused primarily on investing in publicly-traded Master Limited Partnerships. During October and November of 2008, weak MLP performance required TYN to sell some investments and pay off leverage in order to comply with the coverage ratios as mandated by the Investment Company Act of 1940 and by loan documents. The weak relative performance of MLPs compared to Canadian Royalty and Income Trusts presented an opportunity for TYN to sell Canadian holdings and use the proceeds to reduce leverage. On Dec. 01, 2008, TYN’s investment strategy was expanded to require the company, under normal conditions, to invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on dividend income paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About U.S. Energy Infrastructure Master Limited Partnerships (MLPs)

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.

Tortoise North America Investment Features

Tortoise North America provides stockholders an alternative to investing directly in MLPs and their affiliates. Tortoise North America offers investors the opportunity to receive an attractive distribution return with a historically low return correlation to returns on stocks and bonds.

Additional features of Tortoise North America include:

  One Form 1099 per stockholder at the end of the year, multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public market.

Allocation of Portfolio Assets
February 28, 2009 (Unaudited)

April 06, 2009

Dear Stockholders,

On April 1, 2009, we announced a plan to acquire an affiliated private fund, Tortoise Gas and Oil Corp. (TGO), which had estimated total assets of $30.4 million and estimated net assets of $23.6 million as of Feb. 28, 2009. TYN and TGO have similar investment objectives which seek to provide stockholders a high level of total return with an emphasis on current income. The reorganization should result in several benefits to TYN stockholders, including anticipated cost savings through increased economies of scale, the opportunity for enhanced long-term market liquidity and greater financial flexibility through a stronger balance sheet. We expect to mail a definitive joint proxy statement/prospectus to TYN stockholders that will contain information about the proposed transaction as soon as our N-14 has been declared effective by the SEC.

Master Limited Partnership Investment Overview and Outlook

Our first quarter ending Feb. 28, 2009 reflected positive investment returns with mixed operational results as the sector continued to manage through a global economic recession and a declining commodity price environment. The Wachovia MLP Total Return Index reflected a total return of 6.1 percent for the quarter versus a 32 percent decline for our prior fiscal quarter ending Nov. 30, 2008. For the fourth calendar quarter ended Dec. 31, 2008, MLP companies announced varied results. MLPs operating crude oil, refined product, natural gas, and natural gas liquids pipelines delivered steady operational results as consumers continued to drive automobiles, heat their homes, and use electricity. Gathering and processing (G&P) as well as exploitation and production (E&P) MLPs have less fee-based revenue; therefore, the continued decline in commodity prices negatively impacted operational results. These MLPs generally mitigate the cash flow impact of commodity prices through multi-year hedging strategies. However, an extended period of lower commodity prices and limited access to capital could cause E&P and certain G&P MLPs to evaluate alternatives, including reducing distributions or monetizing hedges to reduce debt. On the other hand, an improved commodity price environment offers these MLPs an opportunity to extend hedging programs and expand asset footprints through acquisitions.

Pipeline MLPs anchor our investment portfolio and comprise 61 percent of our total assets. Investments in G&P and E&P MLPs account for an additional 18 percent of total assets. During our first quarter of 2009, we increased our exposure to pipeline MLPs as we completed our transition out of Canadian Royalty and Income Trusts.

Despite the soft economy, we expect modest distribution growth in 2009 from energy infrastructure MLPs that operate real assets critical to the functioning of the North American economy. We expect long-term distribution growth to approximate economic and population growth. The Energy Information Administration forecasts energy use to grow by 0.50 percent annually through 2030. We believe large capitalization long-haul pipeline companies with moderate leverage are capable of delivering the best performance on a risk-adjusted basis. G&P and E&P MLPs with strategic operational assets, sufficient interest and distribution coverage, extended hedging programs and limited liquidity needs are expected to show improved performance as the current commodity cycle improves. We believe some internal growth projects will be delayed as MLPs elect to retain cash and wait for access to the capital markets to improve. However, depressed market prices could increase acquisition activity.

Performance Review

For the quarter ended Feb. 28, 2009, our total return based on market value, including the reinvestment of distributions, was 28.0 percent as compared to a total return of -55.2 percent for the prior quarter ended Nov. 30, 2008.

We paid a distribution of $0.37 per common share ($1.48 annualized) to our stockholders on March 2, 2009. This distribution is a decline of $0.05, or 11.9 percent, as compared to last quarter and represents an annualized yield of 14.9 percent based on our closing price of $9.94 on March 2, 2009.

Additional information about our financial performance and use of leverage is available in the Management’s Discussion of this report.

Conclusion

We believe we have positioned our portfolio to weather the current economic and commodity cycle by investing in high quality companies. Our long-term strategy is focused on optimizing performance by investing across the entire MLP sector. Please plan to join us for our Annual Stockholders’ Meeting on May 22, 2009 at 9 a.m. central time at our offices located at 11550 Ash St. Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise North American Energy Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

2009 1st Quarter Report      1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2008				2009
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$782	$941	$1,009	$1,004	$1,276
Dividends paid in stock	588	661	695	658	434
Dividends from common stock	182	235	397	322	171
Distributions received from Canadian trusts	1,698	1,584	1,350	1,049	107
Interest and dividend income	331	423	398	475	385
Foreign tax withheld	(147)	(182)	(89)	(140)	(2)
Total from investments	3,434	3,662	3,760	3,368	2,371
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of expense reimbursement	372	401	392	265	151
Other operating expenses	129	131	130	154	152
	501	532	522	419	303
Distributable cash flow before leverage costs and current taxes	2,933	3,130	3,238	2,949	2,068
Leverage costs(2)	1,041	1,181	1,119	751	230
Current foreign tax expense	10	10	10	10	8
Distributable Cash Flow(3)	$1,882	$1,939	$2,109	$2,188	$1,830

Distributions paid on common stock	$1,718	$1,753	$1,937	$1,937	$1,707
Distributions paid on common stock per share	0.3725	0.3800	0.4200	0.4200	0.3700
Payout percentage for period(4)	91.3%	90.4%	91.8%	88.5%	93.3%
Net realized gain (loss) on investments	253	10,580	(1,391)	(24,936)	(2,265)
Total assets, end of period	188,914	204,091	175,462	75,330	76,020
Average total assets during period(5)	189,371	194,948	198,422	130,502	75,569
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	55,000	58,950	55,000	25,000	15,000
Leverage as a percent of total assets	29.1%	28.9%	31.3%	33.2%	19.7%
Net unrealized appreciation (depreciation) net of income taxes, end of period	18,190	22,122	5,551	(33,436)	(23,262)
Net assets, end of period	125,910	138,973	116,783	49,715	58,675
Average net assets during period(7)	123,742	126,644	123,923	74,690	58,474
Net asset value per common share	27.30	30.13	25.32	10.78	12.72
Market value per common share	23.45	25.37	21.61	9.25	11.45
Shares outstanding	4,612,640	4,612,640	4,612,640	4,612,640	4,612,640

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	7.29%	7.56%	7.54%	10.38%	12.72%
Operating expenses before leverage costs and current taxes	1.06%	1.10%	1.05%	1.29%	1.63%
Distributable cash flow before leverage costs and current taxes	6.23%	6.46%	6.49%	9.09%	11.09%
As a Percent of Average Net Assets
Distributable cash flow(3)	6.12%	6.16%	6.77%	11.78%	12.69%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, amortization of market premiums, premium on redemption of long-term debt obligations and amortization of debt issuance costs; decreased by distributions to preferred stockholders, current foreign taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements; and adjusted to reflect distributions received from Canadian trusts on a cash basis.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of February 28, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current foreign tax expense and leverage costs.

2      Tortoise North American Energy Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise North American Energy Corp’s (“TYN”) investment objective is to provide a high level of total return, with an emphasis on distribution income paid to stockholders. Our investment strategy requires us, under normal conditions, to invest at least 80 percent of our total assets in equity securities of companies in the energy sector, including oil and gas exploitation, energy infrastructure and energy shipping companies. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. We invest primarily in MLPs through public market and private purchases. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we no longer expect to be treated as a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Proposed Reorganization

At a meeting held on April 1, 2009, our Board of Directors and the Board of Directors of Tortoise Gas and Oil Corp. (“TGO”) each approved a reorganization in which TYN plans to acquire TGO. As part of the reorganization, TGO common stockholders will be issued TYN common stock and TYN will acquire substantially all of the assets and liabilities of TGO. It is currently expected that the reorganization will take place during the Company’s third fiscal quarter of 2009, subject to obtaining TYN and TGO stockholder votes and compliance with all regulatory requirements and satisfaction of customary closing conditions.

Company Update

Market values of our MLP investments increased during 1st quarter 2009 from their levels at November 30, 2008, having a positive impact on our capital structure and maintaining the existing cushion on our leverage coverage ratios. We have entered into a 90-day extension of our bank credit facility and are confident that we will finalize a longer-term facility during 2nd quarter 2009. Additional information on our leverage is disclosed below and in our Notes to Financial Statements. The impact of portfolio sales in fiscal year 2008 to fund completed leverage reductions is reflected in decreased revenues, operating expenses and leverage costs.

As outlined in our letter to stockholders, we continue to position our portfolio investments to manage through this difficult period. While we expect the current year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospect for MLPs is attractive.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements (if any) as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.

We concentrate on investments we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. During the last year, the economy has been retrenching. Many economists are forecasting a decline in consumer and capital spending which may lead some MLPs to slow distribution growth or possibly reduce distributions.

Total distributions received from our investments relating to DCF for the 1st quarter 2009 was approximately $2.4 million, representing a 31 percent decrease as compared to 1st quarter 2008 and a 30 percent decrease as compared to 4th quarter 2008. These changes primarily reflect the result of net portfolio sales during fiscal year ended 2008 to fund leverage redemptions.

As disclosed in Note 13 of our Notes to Financial Statements, we have in the past used forward foreign currency contracts to protect the value of income received from investments denominated in foreign currency against changes in foreign exchange rates. At February 28, 2009, we no longer held any Canadian dollar denominated investments and have terminated our remaining forward foreign currency contracts.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.63 percent of average total assets for the 1st quarter 2009 as compared to 1.06 percent for the 1st quarter 2008 and 1.29 percent for the 4th quarter 2008. Advisory fees for the 1st quarter 2009 decreased 43 percent from 4th quarter 2008, as a result of reduced average managed assets. The increase in our expense ratio was the result of relatively unchanged other operating expenses, which are primarily fixed costs, as a percent of decreased average total assets.

While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets effective January 1, 2008 through December 31, 2008. Effective January 1, 2009 through December 31, 2009, the Adviser has agreed to waive an amount equal to 0.10 percent of average monthly managed assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on our interest rate swap settlements (if any); and (4) distributions to preferred stockholders (if any).

2009 1st Quarter Report      3

Management’s Discussion (Unaudited) (Continued)

Total leverage costs were approximately $230,000 in 1st quarter 2009 as compared to $1 million for the 1st quarter 2008 and $751,000 for the 4th quarter 2008, as detailed below.

	1Q 08	4Q 08	1Q 09
Interest expense	$634,002	$594,692	$215,699
Agent fees	42,427	2,947	7,751
Net realized and unrealized loss
on interest rate swap settlements	104,389	—	—
Distributions to preferred stockholders	260,543	153,837	6,761
Total leverage costs	$1,041,361	$751,476	$230,211
Average outstanding leverage (in millions)	$56.0	$49.9	$15.0

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 6.22 percent for the 1st quarter 2009 as compared to 6.06 percent for the 4th quarter 2008, and 7.48 percent for 1st quarter 2008. The slight increase of 16 basis points from 4th quarter 2008 to 1st quarter 2009 reflects the complete redemption of our lower cost auction rate Money Market Preferred Stock during the quarter.

Distributable Cash Flow

For 1st quarter 2009, our DCF was approximately $1.8 million, a decrease of 3 percent as compared to 1st quarter 2008 and a decrease of 16 percent as compared to 4th quarter 2008. These decreases are the net result of lower total distributions received from investments and reduced expenses, as outlined above. We paid a distribution of $1.7 million, or 93.3 percent of DCF during the quarter. On a per share basis, we declared a $0.37 distribution on February 12, 2009. This is a decrease of 0.7 percent as compared to 1st quarter 2008 and 11.9 percent as compared to 4th quarter 2008.

Factoring in portfolio sales completed in fiscal year 2008 to fund leverage reductions, moderate to no increases in projected distribution income from MLPs, change in fee waiver and our cost of leverage, we currently expect to pay quarterly distributions to our stockholders of not less than $0.36 during fiscal year 2009. This represents a current estimate and is subject to change based upon actual results and Board approval.

Liquidity and Capital Resources

We had total assets of $76 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 1st quarter 2009, total assets were relatively unchanged as compared to 4th quarter 2008.

During the quarter we redeemed the remaining $10 million liquidation value of Money Market Preferred Stock. We realized a gain of $1.3 million upon redemption and have eliminated our exposure to the auction rate market. Total leverage outstanding at February 28, 2009 is comprised of $15 million in senior notes and represented 19.7 percent of total assets.

Subsequent to quarter-end, we entered into a 90-day extension of our bank credit facility. Terms of the extension provide for an unsecured facility of up to $10 million. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance. The expiring facility provided up to $10 million in credit availability, with outstanding balances generally accruing at a variable rate equal to one-month LIBOR plus 0.75 percent and a fee of 0.15 percent on any unused balance. We expect to finalize a longer-term credit facility during 2nd quarter 2009.

We have used leverage to acquire securities consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares (if any) after payment of the distribution, and we may not pay distributions on preferred shares (if any) if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes if such failure is not waived or cured. In some cases we may be delayed in paying common stock distributions until such coverage ratios can be met. As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares (if any) is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to our common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

For tax purposes, distributions to stockholders for the fiscal year ended 2008, when we were treated as a regulated investment company, were comprised of approximately 6 percent long-term capital gains and 94 percent return of capital. We currently expect that a portion of our 2009 distributions will consist of return of capital, although the ultimate determination will not be made until January 2010, after determining our earnings and profits.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2009, our investments at value are $70 million, with an adjusted cost of $98 million. The $28 million difference reflects unrealized depreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At February 28, 2009, the balance sheet reflects a net deferred tax asset of approximately $6 million or $1.30 per share.

The net deferred tax asset of approximately $6 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. If we do not believe we can use a deferred tax asset in a relatively short period, in our case three years or less, we create a valuation allowance against the existing gross deferred tax asset. At February 28, 2009, we had a gross deferred tax asset of approximately $17 million, against which we provided a valuation allowance of approximately $11 million resulting in a net deferred tax asset of approximately $6 million. Our Adviser does not charge an advisory fee based upon net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4      Tortoise North American Energy Corp.

Schedule of Investments February 28, 2009
(Unaudited)
	Shares	Fair Value
Common Stock — 6.8%(1)

Republic of the Marshall Islands — 6.8%(1)
Shipping — 6.8%(1)
Navios Maritime Partners L.P.	197,000	$1,524,780
Teekay Offshore Partners L.P.	205,500	2,453,670
Total Common Stock (Cost $7,201,621)		3,978,450

Master Limited Partnerships and
Related Companies — 94.9%(1)

United States — 94.9%(1)
Crude/Refined Products Pipelines — 40.1%(1)
Enbridge Energy Management, L.L.C.(2)	220,302	6,036,271
Kinder Morgan Management, LLC(2)	170,082	7,095,821
Magellan Midstream Partners, L.P.	104,000	3,307,200
NuStar Energy L.P.	60,000	2,768,400
Plains All American Pipeline, L.P.	76,800	2,959,872
SemGroup Energy Partners, L.P.	37,000	101,750
TEPPCO Partners, L.P.	54,754	1,246,201
		23,515,515
Natural Gas/Natural Gas Liquids Pipelines — 31.6%(1)
El Paso Pipeline Partners, L.P.	95,300	1,680,139
Energy Transfer Partners, L.P.	200,900	7,274,589
Enterprise Products Partners L.P.	157,200	3,392,376
ONEOK Partners, L.P.	22,300	944,851
TC PipeLines, LP	203,451	5,263,277
		18,555,232
Natural Gas Gathering/Processing — 4.0%(1)
Copano Energy, L.L.C.(3)(4)	95,260	1,163,125
MarkWest Energy Partners, L.P.	107,860	1,160,574
		2,323,699
Oil and Gas Exploitation and Production — 14.4%(1)
BreitBurn Energy Partners L.P.	211,850	1,324,062
Encore Energy Partners LP	25,100	327,555
EV Energy Partners, L.P.	76,800	1,133,568
Legacy Reserves, LP	92,300	978,380
Linn Energy, LLC	232,000	3,482,320
Pioneer Southwest Energy Partners L.P.	76,200	1,179,576
		8,425,461
Propane Distribution — 4.1%(1)
Inergy, L.P.	107,486	2,420,585
Shipping — 0.7%(1)
OSG America L.P.	62,135	415,683
Total Master Limited Partnerships and
Related Companies (Cost $65,054,987)		55,656,175

	Principal
	Amount	Fair Value
Corporate Bonds — 11.1%(1)

Canada — 7.1%(1)
Oil and Gas Exploitation and Production — 2.6%(1)
Connacher Oil & Gas Ltd,
10.25%, 12/15/2015(4)	$4,000,000	$1,520,000
Oil Sands Producers — 4.5%(1)
OPTI Canada Inc., 7.875%, 12/15/2014	5,500,000	1,815,000
OPTI Canada Inc., 8.25%, 12/15/2014(4)	2,500,000	850,000
		2,665,000
United States — 4.0%(1)
Crude/Refined Products Pipelines — 0.5%(1)
SemGroup, L.P., 8.75%, 11/15/2015(3)(4)(5)	6,300,000	315,000
Electric Generation/Services — 3.5%(1)
Texas Competitive Electric Holdings Co LLC,
10.25%, 11/01/2015	4,000,000	2,020,000
Total Corporate Bonds (Cost $22,683,249)		6,520,000

	Shares
Short-Term Investment — 5.7%(1)
United States Investment Company — 5.7%(1)
Evergreen Institutional Class Money Market Fund,
0.75%(6) (Cost $3,365,413)	3,365,413	3,365,413
Total Investments — 118.5%(1)
(Cost $98,305,270)		69,520,038
Other Assets and Liabilities — 7.1%(1)		4,155,189
Long-Term Debt Obligations — (25.6%)(1)		(15,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$58,675,227

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Security distributions are paid-in-kind.
(3)	Non-income producing.
(4)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $3,848,125, which represents 6.6% of net assets. See Note 9 to the financial statements for further disclosure.
(5)	On July 22, 2008, SemGroup, L.P. announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as well as an application for creditor protection under the Companies’ Creditors Arrangement Act in Canada. Following the filing, the security no longer produced income.
(6)	Rate reported is the current yield as of February 28, 2009.

See accompanying Notes to Financial Statements.

2009 1st Quarter Report      5

Statement of Assets & Liabilities February 28, 2009
(Unaudited)

Assets
Investments at fair value (cost $98,305,270)	$69,520,038
Receivable for Adviser expense reimbursement	11,509
Receivable for investments sold	74,169
Interest and dividend receivable, net of $151,448 allowance
for doubtful accounts	359,186
Deferred tax asset	6,007,010
Prepaid expenses and other assets	48,583
Total assets	76,020,495
Liabilities
Payable to Adviser	115,088
Distributions payable to common stockholders	1,706,677
Payable for investments purchased	170,954
Accrued expenses and other liabilities	321,877
Current tax liability	30,672
Long-term debt obligations	15,000,000
Total liabilities	17,345,268
Net assets applicable to common stockholders	$58,675,227
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 4,612,640 shares issued
and outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	97,159,437
Accumulated net investment income, net of income taxes	1,165,918
Accumulated net realized loss, net of income taxes	(16,392,256)
Net unrealized depreciation of investments, net of income taxes	(23,262,485)
Net assets applicable to common stockholders	$58,675,227
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$12.72

Statement of Operations Period from December 1, 2008 through February 28, 2009
(Unaudited)

Investment Income
Distributions received from master limited partnerships	$1,275,768
Less return of capital on distributions	(1,052,351)
Net distributions from master limited partnerships	223,417
Dividend income from Canadian trusts	2,970
Dividends from common stock	171,275
Dividends from money market mutual funds	20,543
Interest income	338,400
Less foreign tax withheld	(446)
Total Investment Income	756,159
Operating Expenses
Advisory fees	170,676
Professional fees	68,147
Administration fees	25,418
Directors’ fees	17,161
Reports to stockholders	14,052
Registration fees	11,165
Stock transfer agent fees	2,339
Custodian fees and expenses	1,026
Other expenses	12,802
Total Operating Expenses	322,786
Interest expense	215,699
Agent fees	7,751
Amortization of debt issuance costs	4,779
Gain on redemption of preferred stock	(1,300,500)
Total Interest, Agent, Debt Issuance and Redemption Fees	(1,072,271)
Total Expenses	(749,485)
Less expense reimbursement by Adviser	(19,847)
Net Expenses	(769,332)
Net Investment Income, before Income Taxes	1,525,491
Current foreign tax expense	(7,159)
Deferred tax benefit	495,327
Income tax benefit, net	488,168
Net Investment Income	2,013,659
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions
Net realized loss on investments	(2,264,760)
Net realized gain on forward foreign currency contracts	657,537
Net realized gain on foreign currency and translation of
other assets and liabilities denominated in foreign currency	104,494
Net realized loss, before income taxes	(1,502,729)
Deferred tax expense	(11,064)
Net realized loss on investments and foreign
currency transactions	(1,513,793)
Net unrealized appreciation of investments	5,327,854
Net unrealized depreciation of foreign currency, forward
foreign currency contracts and translation of other assets
and liabilities denominated in foreign currency	(677,448)
Net unrealized appreciation, before income taxes	4,650,406
Deferred tax benefit	34,238
Deferred tax benefit — conversion to a taxable corporation	5,488,509
Net unrealized appreciation of investments and
foreign currency transactions	10,173,153
Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions	8,659,360
Distributions to Preferred Stockholders	(6,761)
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$10,666,258

See accompanying Notes to Financial Statements.

6      Tortoise North American Energy Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2008
	through	Year Ended
	February 28, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment income	$2,013,659	$1,968,518
Net realized loss on investments and foreign currency transactions	(1,513,793)	(19,204,881)
Net unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts
and translation of other assets and liabilities denominated in foreign currency	10,173,153	(50,623,486)
Distributions to preferred stockholders	(6,761)	(781,097)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	10,666,258	(68,640,946)
Distributions to Common Stockholders
Net investment income	—	—
Net realized gain	—	(474,711)
Return of capital	(1,706,677)	(6,870,918)
Total distributions to common stockholders	(1,706,677)	(7,345,629)
Total increase (decrease) in net assets applicable to common stockholders	8,959,581	(75,986,575)
Net Assets
Beginning of period	49,715,646	125,702,221
End of period	$58,675,227	$49,715,646
Accumulated net investment income (loss), net of income taxes, at the end of period	$1,165,918	$(847,741)

See accompanying Notes to Financial Statements.

2009 1st Quarter Report      7

Statement of Cash Flows Period from December 1, 2008 through February 28, 2009
(Unaudited)

Cash Flows from Operating Activities
Purchases of long-term investments	$(12,056,921)
Proceeds from sales of long-term investments	10,753,339
Proceeds from sales of short-term investments, net	6,615,487
Distributions received from master limited partnerships	1,275,768
Dividend income from Canadian trusts	11,160
Interest and dividend income received	723,236
Proceeds from sale of foreign currency, net	1,263,890
Interest expense paid	(242,375)
Proceeds from termination of forward foreign currency contracts	563,418
Income taxes paid	(8,082)
Operating expenses paid	(388,852)
Net cash provided by operating activities	8,510,068
Cash Flows from Financing Activities
Distributions paid to preferred stockholders	(9,181)
Redemption of preferred stock	(8,699,500)
Net cash used in financing activities	(8,708,681)
Net decrease in cash	(198,613)
Effect of exchange rate gains on foreign currency	198,613
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$10,666,258
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(12,227,875)
Return of capital on distributions received	1,052,351
Proceeds from sales of short-term investments, net	6,615,487
Proceeds from sales of long-term investments	10,827,508
Deferred tax benefit	(518,501)
Deferred tax benefit — conversion to a taxable corporation	(5,488,509)
Net unrealized appreciation of investments	(5,327,854)
Net unrealized depreciation of foreign currency, forward
foreign exchange contracts and translation of assets
and liabilities denominated in foreign currency	677,448
Net realized loss on investments and
foreign currency transactions	2,160,266
Amortization of market premium, net	26,583
Gain on redemption of preferred stock	(1,300,500)
Amortization of debt issuance costs	4,779
Distributions to preferred stockholders	6,761
Changes in operating assets and liabilities:
Decrease in foreign currency	1,263,890
Decrease in interest and dividend receivable	24,474
Increase in receivable for investments sold	(16,926)
Decrease in prepaid expenses and other assets	22,026
Increase in payable for investments purchased	170,954
Decrease in current tax liability	(923)
Decrease in payable to Adviser, net of expense reimbursement	(51,550)
Decrease in accrued expenses and other liabilities	(76,079)
Total adjustments	(2,156,190)
Net cash provided by operating activities	$8,510,068

See accompanying Notes to Financial Statements.

8      Tortoise North American Energy Corp.

FINANCIAL HIGHLIGHTS
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	February 29, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$10.78	$27.25	$23.70	$23.95	$—
Public Offering Price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	—	(0.07)	(1.31)
Income from Investment Operations:
Net investment income(4)	0.33	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	1.98	(15.14)	4.47	0.55	0.24
Total increase (decrease) from investment operations	2.31	(14.71)	5.19	1.16	0.26
Less Distributions to Preferred Stockholders:
Net investment income	(0.00)	(0.17)	(0.12)	(0.06)	—
Net realized gain	—	—	(0.07)	(0.01)	—
Total distributions to preferred stockholders	(0.00)	(0.17)	(0.19)	(0.07)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	(0.90)	(0.69)	—
Net realized gain	—	(0.10)	(0.55)	(0.12)	—
Return of capital	(0.37)	(1.49)	—	(0.46)	—
Total distributions to common stockholders	(0.37)	(1.59)	(1.45)	(1.27)	—
Net Asset Value, end of period	$12.72	$10.78	$27.25	$23.70	$23.95
Per common share market value, end of period	$11.45	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	28.00%	(55.98)%	9.28%	(5.39)%	0.00%

See accompanying Notes to Financial Statements.

2009 1st Quarter Report       9

FINANCIAL HIGHLIGHTS (Continued)
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	February 29, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$58,675	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(7)(8)(9)	(46.81)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(7)(8)(9)	(46.67)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets before waiver(6)(8)(9)(10)	(5.20)%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets after waiver(6)(8)(9)(10)	(5.06)%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets before waiver(6)(7)(8)(9)	52.06%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (including net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(7)(8)(9)	51.92%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets before waiver(6)(8)(9)(10)	10.45%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (excluding net current and deferred income tax
(benefit) expense) to average net assets after waiver(6)(8)(9)(10)	10.31%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	69.44%	36.69%	16.06%	12.01%	0.00%
Short-term borrowings, end of period (000’s)	—	—	$9,600	$7,000	—
Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$40,000	$40,000	—
Preferred stock, end of period (000’s)	—	$10,000	$15,000	$15,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$3.25	$3.25	$8.67	$8.67	—
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$15.97	$14.03	$35.92	$32.37	—
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(11)	$4,912	$4,981	$3,837	$3,645	—
Asset coverage ratio of long-term debt obligations and short-term borrowings(11)	491%	498%	384%	365%	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	—	$149,289	$234,504	$207,210	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	—	$74,716	$73,646	$69,083	—
Asset coverage ratio of preferred stock(13)	—	299%	295%	276%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.
(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	The Company accrued $7,159, $68,509, $22,447, $13,225 and $0 for the period from December 1, 2008 through February 28, 2009, the years ended November 30, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax expense. For the period ended February 28, 2009, the Company accrued $6,007,010 in net deferred income tax benefit. This includes $5,488,509 of net deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.
(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.
(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.
(10)	The ratio excludes the impact of current and deferred income taxes.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) February 28, 2009

1. Organization

Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded U.S. master limited partnerships (“MLPs”), including oil and gas exploitation, energy infrastructure and energy shipping companies. The Company commenced operations on October 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYN.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have an impact on its financial condition or results of operations. See Note 8 — Fair Value of Financial Instruments for further disclosure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts based on dealer quotations, if available, or using industry-accepted models which discount the estimated future cash flows derived from the stated terms of the interest rate swap agreement and use a discount rate based on interest rates currently available in the market.

C. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:

(1)	market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date and

(2)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

D. Forward Foreign Currency Contracts

The Company may enter into forward foreign currency contracts as economic hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.

E. Foreign Withholding Taxes

The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.

F. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in Canadian Royalty and Income Trusts are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company allocates MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded.

2009 1st Quarter Report       11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

For the period from December 1, 2008 through February 28, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated distributions to be approximately 18 percent as investment income and approximately 82 percent as return of capital.

G. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock (if any) following such distribution. The character of distributions to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2008 and the period ended February 28, 2009, the Company’s distributions for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions for tax purposes were comprised of 6 percent capital gain and 94 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of the month if the rate period is longer than one month. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008 and the period ended February 28, 2009, the Company’s distributions for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions for tax purposes were comprised 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

H. Federal Income Taxation

Through November 30, 2008, the Company qualified as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally was not subject to U.S. federal income tax on income and gains that it distributed each taxable year to stockholders if it met certain minimum distribution requirements. The Company was required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company was subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company made sufficient distributions to satisfy the excise tax avoidance requirement.

Effective December 1, 2008, the Company expects to be treated as a taxable corporation for federal and state income tax purposes. The Company is obligated to pay federal and state income taxes on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

I. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

J. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. Cash settlements under the terms of the interest rate swap and forward foreign currency contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

On December 1, 2008, the Company adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities — an amendment to FASB Statement No. 133. SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The Company does not have any outstanding derivative instruments at February 28, 2009 and the adoption of SFAS 161 did not have an impact on the Company’s financial statements and related disclosures.

K. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. Under normal conditions, the Company will have at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company may invest up to 50 percent of its total assets in restricted securities.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. For the period from January 1, 2008 through December 31, 2008, the Adviser waived fees in an amount equal to an annual rate of 0.15 percent of the Company’s average monthly Managed Assets. The Adviser has contractually agreed to waive fees in the amount of 0.10 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2009.

The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.

U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2009, are as follows:

Deferred tax assets:
Net operating loss	$711,474
Net unrealized losses on investment securities	10,234,177
Capital loss	5,275,387
Deferred expense associated with interest rate swap terminations	226,852
Organization costs	61,242
Passive activity loss associated with MLPs	673,164
Subtotal	17,182,296
Valuation allowance	(10,945,897)
6,236,399
Deferred tax liabilities:
Basis reduction of investment in MLPs	229,389
Total net deferred tax asset	$6,007,010

At February 28, 2009, the Company has recorded a valuation allowance in the amount of $10,945,897 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to those estimates will be made in the period such determination is made.

Management determined that no reserve for unrecognized tax benefits is necessary when temporary differences represent net future deductible amounts rather than net future taxable amounts. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at February 28, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 34 percent to net investment loss and realized and unrealized losses on investments before taxes for the year ended February 28, 2009, as follows:

Application of statutory income tax rate	$1,588,876
State income taxes, net of federal tax benefit	141,130
Foreign taxes, net of federal tax benefit	4,509
Gain on redemption of preferred stock	(481,445)
Change in valuation allowance	(1,764,412)
Tax benefit on conversion to taxable corporation	(5,488,509)
Total income tax benefit	$(5,999,851)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. For the period ended February 28, 2009, the components of income tax benefit include current foreign tax expense of $7,159 and deferred federal and state income tax benefit (net of federal tax effect) of $462,828 and $55,673, respectively. The deferred income tax benefit is net of the reduction in valuation allowance of $1,764,412 and deferred income tax benefit (net of valuation allowance) of $5,488,509, including both federal and state tax effect, resulting from the Company’s conversion from a RIC to a taxable corporation.

At November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Accumulated capital losses	$(14,878,462)
Unrealized depreciation	(34,111,972)
Other temporary differences	(171,408)
Distributable earnings	$(49,161,842)

For federal income tax purposes, capital losses may be carried forward and applied against future capital gains. The capital loss as of November 30, 2008 was approximately $14,900,000. This capital loss may be carried forward for five years and, accordingly, expire in the year ending November 30, 2013.

As of February 28, 2009, the aggregate cost of securities for federal income tax purposes was $95,867,950. At February 28, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $2,943,683, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $29,291,595 and the net unrealized depreciation was $26,347,912.

2009 1st Quarter Report       13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

6. Investment Transactions

For the period ended February 28, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $12,227,875 and $10,827,508 (excluding short-term and government securities), respectively.

7. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at February 28, 2009, November 30, 2008 and November 30, 2007.

8. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of February 28, 2009. These assets and liabilities are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2009	(Level 1)	(Level 2)	(Level 3)
Investments	$69,520,038	$61,836,913	$6,520,000	$1,163,125

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period ended
February 28, 2009
Fair value beginning balance	$940,216
Total unrealized gains included in net increase in net assets applicable
to common stockholders	222,909
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	—
Fair value ending balance	$1,163,125

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

9. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the shares/principal amount, acquisition date(s), acquisition cost, fair value per share and percent of net assets which the securities comprise at February 28, 2009.

				Fair	Fair
	Shares/			Value	Value as
	Principal	Acquisition	Acquisition	Per	Percent of
Company	Amount	Date(s)	Cost	Share	Net Assets
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015	$4,000,000	04/25/08-	$4,257,500	N/A	2.6%
		07/31/08
Copano Energy, L.L.C. — Class D Common Units	95,260	03/14/08	2,500,575	$12.21	2.0
OPTI Canada Inc., 8.25%, 12/15/2014	$2,500,000	12/08/06-	2,533,250	N/A	1.5
		12/14/06
SemGroup, L.P., 8.75%, 11/15/2015	$6,300,000	11/04/05-	6,267,010	N/A	0.5
		04/16/08
			$15,558,335		6.6%

10. Credit Facility

The Company has a revolving loan commitment amount of $15,000,000 from November 1, 2008, through and including December 31, 2008, and a loan commitment amount of $10,000,000 at all other times maturing on March 20, 2009 with U.S. Bank, N.A. The credit facility has a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The Company did not utilize the credit facility during the period ended February 28, 2009.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

11. Long-Term Debt Obligations

The Company has $15,000,000 aggregate principal amount of Series B private senior notes (the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive cash interest payments each quarter at a fixed annual rate until maturity.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

14       Tortoise North American Energy Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Estimated fair value of the Series B Notes was calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rate and the AAA corporate finance debt rate. At February 28, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The table below shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of February 28, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series B	June 17, 2008	June 17, 2011	$15,000,000	$14,912,886	5.56%

12. Preferred Stock

At November 30, 2008, the Company had 800 authorized shares of Money Market Preferred (“MMP”) Stock and 400 shares outstanding with a total liquidation value of $10,000,000. On December 3, 2008 and December 26, 2008, the Company redeemed the MMP Stock with a liquidation value of $7,225,000 and $2,775,000, respectively. The Company realized a gain of $1,300,500 upon redemption. Following these redemptions, the Company had no MMP Stock outstanding. The weighted average distribution rate for the period the MMP Stock was outstanding during the period ended February 28, 2009, was 2.90 percent. This rate does not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations.

13. Forward Foreign Currency Contracts

The Company entered into forward foreign currency contracts with U.S. Bank, N.A. to protect the value of income received from investments denominated in foreign currency against changes in foreign exchange rates. At February 28, 2009, there were no forward foreign currency contracts outstanding.

The table below shows the original maturity date, forward currency amounts to be purchased or sold and the realized gains on the termination of the forward foreign currency contracts for the period ended February 28, 2009.

					Realized
Maturity	Currency To		Currency To		Gain On
Date	Receive		Deliver		Termination
05/21/09	USD	994,695	CAD	1,125,000	$80,694
08/21/09	USD	994,695	CAD	1,125,000	77,872
11/20/09	USD	994,695	CAD	1,125,000	74,002
02/19/10	USD	994,695	CAD	1,125,000	70,531
05/21/10	USD	994,695	CAD	1,125,000	67,819
08/20/10	USD	994,695	CAD	1,125,000	65,859
11/19/10	USD	994,695	CAD	1,125,000	64,284
02/21/11	USD	994,695	CAD	1,125,000	62,357
					$563,418

CAD — Canadian Dollar
USD — U.S. Dollar

14. Subsequent Events

On March 2, 2009, the Company paid a distribution in the amount of $0.37 per common share, for a total of $1,706,677. Of this total, the dividend reinvestment amounted to $209,816.

On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The amended credit agreement provides for a unsecured revolving credit facility of up to $10,000,000. During the extension, outstanding balances will accrue interest at a variable annual rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

On April 1, 2009, the Boards of Directors of the Company and Tortoise Gas and Oil Corp. (“TGO”) each approved a reorganization in which the Company plans to acquire TGO. As part of the reorganization, TGO common stockholders will be issued common stock of the Company and the Company would acquire substantially all of the assets and liabilities of TGO. It is currently expected that the reorganization will take place during the Company’s third fiscal quarter of 2009, subject to obtaining the Company and TGO stockholder votes and compliance with all regulatory requirements and satisfaction of customary closing conditions.

2009 1st Quarter Report       15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2009, the aggregate compensation paid by the Company to the independent directors was $20,500. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange in 2008 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16       Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise North American Energy Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

LEGAL COUNSEL
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYN

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$76
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$706
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$441
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$104
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYN
LISTED
NYSE

Tortoise North American Energy Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.